SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13

or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

Santander BanCorp

(Exact name of registrant as specified in this charter)

Puerto Rico	001-15849	66-0573723

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

207 Ponce de León Avenue, San Juan, Puerto Rico	00917

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(787) 759-7070

ITEM 2.02 Results of Operations and Financial Condition

On October 28, 2004, Santander BanCorp (the "Corporation") issued a press release announcing its unaudited operational results for the quarter ended September 30, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information in this Form 8-K, including Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

(C) Exhibits

The following exhibit shall be deemed to be furnished for purposes of the Securities Exchange Act of 1934, as amended.

99.1 Press release dated October 28, 2004, announcing Santander BanCorp's consolidated earnings for the quarter and nine months ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

	By:	/s/ María Calero Padrón
María Calero Padrón
Executive Vice President
and Corporate Comptroller
Date: October 28, 2004

EXHIBIT 99.1

PRESS RELEASE